SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: October 23, 1997



                       SOUTHWESTERN BELL TELEPHONE COMPANY

                             A Missouri Corporation

                           Commission File No. 1-2346

                           IRS Employer No. 43-0529710

                   175 E. Houston, San Antonio, Texas  78205

                         Telephone Number (210) 821-4105


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Item 7.  Financial Statements and Exhibits

Southwestern Bell Telephone Company is filing herewith the following exhibits:

      (c)   Exhibits.


Exhibit
Number      Description

1 Selling Agency Agreement, dated October 23, 1997, among Southwestern Bell Telephone Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated, relating to $1,750,000,000 Medium-Term Notes, Series D, Due Nine Months or More From Date of Issue.

4-a Southwestern Bell Telephone Company Officers' Certificate dated October 23, 1997, setting forth the terms of the Medium-Term Notes, Series D, Due Nine Months or More From Date of Issue, pursuant to section 2.02(a) of the Indenture.

4-b         Form of Fixed Rate Note.

4-c         Form of Floating Rate Note.

4-d         Form of Global Fixed Rate Note.

4-e         Form of Global Floating Rate Note.




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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Southwestern Bell Telephone Company



                                    By:   /s/ Donald E. Kiernan
                                        Donald E. Kiernan
                                        Vice President


October 23, 1997